CREDIT AND SECURITY AGREEMENT
                          Dated as of February 10, 1997

                  ROYAL GRIP, INC., a Nevada corporation and ROXXI, INC., a Nevada corporation (collectively, jointly and severally, the "Borrower"), and NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender"), hereby agree as follows:

                                    ARTICLE I

                                   Definitions
                                   -----------

                  1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                           (a) the  terms  defined  in  this  Article  have  the
meanings assigned to them in this Article, and include the plural as well as the singular; and

                           (b) all accounting terms not otherwise defined herein
have the meanings assigned to them in accordance with generally accepted accounting principles.

                           "Accounts" means the aggregate unpaid  obligations of
                  customers and other account debtors to the Borrower or either of them arising out of the sale or lease of goods or rendition of services by the Borrower or either of them on an open account or deferred payment basis.

                           "Advance"  means an  advance to the  Borrower  by the
                  Lender under the Credit Facility.

                           "Affiliate"   or   "Affiliates"   means  any   Person
                  controlled by, controlling or under common control with either Borrower, including (without limitation) any Subsidiary of either Borrower. For purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                           "Agreement" means this Credit and Security Agreement.

                           "Banking  Day" means a day other  than a Saturday  on
                  which banks are generally open for business in Phoenix, Arizona.

                           "Base  Rate"  means  the  rate of  interest  publicly
                  announced from time to time by Norwest Bank Minnesota, National Association as its "base rate" or, if such bank ceases to announce a rate so designated, any similar successor rate designated by the Lender.

                           "Borrowing  Base"  means,  at any time and subject to
                  change from time to time in the Lender's sole discretion, the lesser of

                           (i) the Commitment, or

                           (ii) the sum of

                                    (A)     the  lesser  of (x) 80% of  Eligible
                                            Accounts, or (y) $1,750,000.00, plus

                                    (B)     the  lesser  of (x) 50% of  Eligible
                                            Royal   Grip   Inventory,   or   (y)
                                            $500,000.00, plus

                                    (C)     the  lesser  of (x) 25% of  Eligible
                                            Roxxi Raw  Materials  Inventory,  or
                                            (y) $250,000.00, plus

                                    (D)     the  lesser  of (x) 50% of  Eligible
                                            Roxxi   Inventory    (exclusive   of
                                            Eligible Raw  Materials  Inventory),
                                            or (y) $100,000.00.

                           "Capital   Expenditures"   means  net   tangible  and
                  intangible expenditures of the applicable Person or Persons for the lease, purchase or acquisition of capital assets, or the lease of any other asset, plus gain or minus loss, as applicable, on sales of assets during the period in question.

                           "Collateral"  means  all  of the  Equipment,  General
                  Intangibles, Inventory, Receivables, and all sums on deposit in the Collateral Accounts, together with all substitutions and replacements for and products of any of the foregoing Collateral and together with proceeds of any and all of the foregoing Collateral and, in the case of all tangible Collateral, together with all accessions and together with (i) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any such goods, and (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.

                           "Collateral  Accounts"  has the meaning  specified in
                  Section 4.1(d) hereof.

                           "Commitment" means $1,750,000.00,  unless said amount
                  is reduced pursuant to Section 2.10(c) hereof, in which event it means the amount to which said amount is reduced.

                           "Credit Facility" means the revolving credit facility
                  being made available to the Borrower by the Lender pursuant to
                  Article II hereof.

                           "Current Maturities Long-Term Debt" means contractual
                  debt amortization of long-term debt and capitalized leases of the Borrower.

                           "Default"  means an event that, with giving of notice
                  or passage of time or both, would constitute an Event of Default.

                           "Default  Period"  means  the  period  following  the
                  occurrence of a Default or Event of Default which period shall continue until and unless the Lender shall thereafter waive such Default or Event of Default in writing.

                           "Default Rate" means at any time 3% over the Floating
                  Rate and/or Incentive Rate, as applicable, which Default Rate shall change when and as the Floating Rate or the Incentive Rate change.

                           "Eligible  Accounts"  means all  unpaid  Accounts  of
                  Royal Grip and Roxxi, as applicable, net of any credits, except the following shall not in any event be deemed Eligible
                  Accounts:

                                    (i) That  portion of  Accounts  over 90 days
                           past invoice date;

                                    (ii)  That  portion  of  Accounts  that  are
                           disputed or subject to a claim of offset or a contra account;

                                    (iii)  That  portion  of  Accounts  not  yet
                           earned by the final delivery of goods or rendition of services, as applicable, by the Borrower to the customer;

                                    (iv)   Accounts   owed   by  any   unit   of
                           government, whether foreign or domestic (provided, however, that there shall be included in Eligible Accounts that portion of Accounts owed by such units of government with respect to which the Borrower has provided evidence satisfactory to the Lender that (A) the Lender has a first priority perfected security interest and (B) such Account may be enforced by the Lender directly against such unit of government under all applicable laws);

                                    (v)  Accounts  owed  by  an  account  debtor
                           located outside the United States which are not backed by a bank letter of credit assigned to the Lender, in the possession of the Lender and acceptable to the Lender in all respects, in its sole discretion;

                                    (vi) Accounts owed by an account debtor that
                           is the subject of bankruptcy proceedings or has gone out of business;

                                    (vii)   Accounts  owed  by  a   shareholder,
                           subsidiary, Affiliate, officer or employee of the Borrower;

                                    (viii)   Accounts  not  subject  to  a  duly
                           perfected security interest in favor of the Lender or which are subject to any lien, security interest or claim in favor of any Person other than the Lender;

                                    (ix) That portion of Accounts that have been
                           restructured, extended, amended or modified;

                                    (x)   That   portion   of   Accounts    that
                           constitutes finance charges, service charges or sales or excise taxes;

                                    (xi)  Accounts  owed by an  account  debtor,
                           regardless of whether otherwise eligible, if 10% or more of the total amount due under Accounts from such debtor is ineligible under clauses (i), (ii) or (ix) above;

                                    (xii)   Accounts   consisting   of   tooling
                           charges; and

                                    (xiii)   Accounts,   or  portions   thereof,
                           otherwise deemed ineligible by the Lender in its sole discretion.

                           "Eligible  Roxxi  Inventory"  means all  inventory of
                  Roxxi valued at weighted average cost as determined in accordance with generally accepted accounting principles; provided, however, that the following shall not in any event be deemed Eligible Roxxi Inventory:

                                    (i) Inventory that is:  in-transit;  located
                           at any warehouse or other premises not approved by the Lender in writing; located outside of the states, or localities, as applicable, in which the Lender has filed financing statements to perfect a first priority security interest in such inventory; covered by any negotiable or non-negotiable warehouse receipt, bill of lading or other document of title; on consignment to or from any other person or subject to any bailment;

                                    (ii)    Packaging,    label   or   irregular
                           inventory;

                                    (iii) Work-in-process inventory;

                                    (iv) Inventory that is damaged,  obsolete or
                           not currently saleable in the normal course of the Borrower's operations;

                                    (v)   Inventory   that  the   Borrower   has
                           returned, has attempted to return, is in the process of returning or intends to return to the vendor thereof;

                                    (vi) Inventory that is subject to a security
                           interest in favor of any Person other than the Lender;

                                    (vii) Slow-Moving Inventory;

                                    (viii)   Inventory  that  is  subject  to  a
                           licensing agreement, which licensing agreement would preclude or hinder the Lender from liquidating such Inventory in the ordinary course of business; and

                                    (ix) Inventory  otherwise deemed  ineligible
                           by the Lender in its sole discretion.

                           "Eligible Roxxi Raw Materials  Inventory"  means that
                  portion  of  Eligible  Roxxi   Inventory   consisting  of  Raw
                  Materials.

                           "Eligible Royal Grip  Inventory"  means all inventory
                  of Royal Grip valued at weighted average cost as determined in accordance with generally accepted accounting principles; provided, however, that the following shall not in any event be deemed Eligible Royal Grip Inventory:

                                    (i) Inventory that is:  in-transit;  located
                           at any warehouse or other premises not approved by the Lender in writing; located outside of the states, or localities, as applicable, in which the Lender has filed financing statements to perfect a first priority security interest in such inventory; covered by any negotiable or non-negotiable warehouse receipt, bill of lading or other document of title; on consignment to or from any other person or subject to any bailment;

                                    (ii) Packaging inventory;

                                    (iii) Work-in-process inventory;

                                    (iv) Inventory that is damaged,  obsolete or
                           not currently saleable in the normal course of the Borrower's operations;

                                    (v)   Inventory   that  the   Borrower   has
                           returned, has attempted to return, is in the process of returning or intends to return to the vendor thereof;

                                    (vi) Inventory that is subject to a security
                           interest in favor of any Person other than the Lender;

                                    (vii)  Inventory  that does not  consist  of
                           finished grips;

                                    (viii) Slow-Moving Inventory;

                                    (ix)   Inventory   that  is   subject  to  a
                           licensing agreement, which licensing agreement would preclude or hinder the Lender from liquidating such Inventory in the ordinary course of business; and

                                    (x) Inventory otherwise deemed ineligible by
                           the Lender in its sole discretion.

                           "Environmental  Laws" has the  meaning  specified  in
                  Section 5.12 hereof.

                           "Equipment" means all of the Borrower's equipment, as
                  such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures (whether located upon the Premises or otherwise), manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically (without limitation) the goods described in any equipment schedule or list herewith or hereafter furnished to the Lender by the Borrower.

                           "ERISA" means the Employee Retirement Income Security
                  Act of 1974, as amended.

                           "Event  of  Default"  has the  meaning  specified  in
                  Section 8.1 hereof.

                           "Floating Rate" means an annual rate equal to the sum
                  of the Base Rate plus one and three quarters percent (1.75%), which Floating Rate shall change when and as the Base Rate changes.

                           "Funds from Operations" means after tax net income of
                  the Borrower for the applicable period or periods, adjusted to exclude items of income or expense which are extraordinary items or items not related to operations, plus depreciation and amortization, deferred income taxes and other non-cash items.

                           "General  Intangibles"  means  all of the  Borrower's
                  general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including (without limitation) all present and future patents, patent applications, copyrights, trademarks, trade names, trade secrets, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use the Borrower's name, and the goodwill of the Borrower's business.

                           "Incentive  Rate"  means an annual  rate equal to the
                  sum of the Base Rate, plus 1%, which Incentive Rate shall change when and as the Base Rate changes.

                           "Initial   Advance"  has  the  meaning  specified  in
                  Section 4.1(r) hereof.

                           "Interest Expense" means total gross interest expense
                  of the Borrower (cash and capitalized, including interest on capitalized leases and not net of interest income).

                           "Inventory" means all of the Borrower's inventory, as
                  such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located.

                           "Issuer" means the issuer of any Letter of Credit.

                           "Loan Documents"  means this Agreement,  the Note and
                  the Security Documents.

                           "L/C Amount" means the sum of (i) the aggregate  face
                  amount of any  issued  and  outstanding  Letters of Credit and
                  (ii) the unpaid amount of the Obligation of Reimbursement.

                           "L/C Application"  means an application and agreement
                  for letters of credit in a form acceptable to the Issuer and the Lender.

                           "Letter  of  Credit"  has the  meaning  specified  in
                  Section 2.4 hereof.

                           "Minimum  Interest Charge" has the meaning  specified
                  in Section 2.9(b) hereof.

                           "Net Income" means  consolidated after tax net income
                  of both of the Borrowers from continuing operations, but before extraordinary gains.

                           "Net Loss" means  after tax net loss of the  Borrower
                  from continuing operations.

                           "Net  Worth"  means  the net  worth  of the  Borrower
                  determined in accordance with generally accepted accounting principles consistent with those used in preparing Borrower's most recent consolidating and consolidated audited financial statements.

                           "Note"  means  the  Revolving  and  Term  Note of the
                  Borrower payable to the order of the Lender in substantially the form attached hereto as Exhibit A.

                           "Obligations"  has the meaning  specified  in Section
                  3.1 hereof.

                           "Obligation   of   Reimbursement"   has  the  meaning
                  specified in Section 2.5 hereof.

                           "Person"   means   any    individual,    corporation,
                  partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                           "Plan"  means an employee  benefit plan or other plan
                  maintained for employees of the Borrower and covered by Title IV of ERISA.

                           "Premises"  means all  premises  where  the  Borrower
                  conducts its business and has any rights of possession, including (without limitation) the premises legally described in Exhibit E attached hereto.

                           "Receivables"  means  each  and  every  right  of the
                  Borrower to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by the Borrower or by some other person who subsequently transfers such person's interest to the Borrower, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests
                  (including all liens and security interests) which the Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including but not limited to all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles.

                           "Reportable Event" shall have the meaning assigned to
                  that term in Title IV of ERISA.

                           "Roxxi" means Roxxi, Inc., a Nevada corporation.

                           "Royal  Grip"  means  Royal  Grip,   Inc.,  a  Nevada
                  corporation.

                           "Security  Documents"  means the  Collateral  Account
                  Agreements, the Assignment of Security Agreements and UCCs, the Assignment of Capital Lease Agreement, the Assignment of Patents, the Collateral Assignment of Trademarks, the Patent Mortgage, the Assignment of Trademarks, each as described in
                  Section 4.1 hereof.

                           "Security  Interest"  has the  meaning  specified  in
                  Section 3.1 hereof.

                           "Slow-Moving  Inventory"  means any  inventory  where
                  100% of the like inventory has not turned in the previous twelve (12) months.

                           "Special  Account" means a specified cash  collateral
                  account maintained by a financial institution acceptable to the Lender in connection with Letters of Credit, as contemplated by Sections 2.6 and 3.6 hereof.

                           "Subsidiary" means any corporation of which more than
                  50% of the outstanding shares of capital stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such corporation, irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by either Borrower, by either Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries.

                           "Term Loan" has the meaning  specified in Section 2.2
                  hereof.

                           "Termination Date" means February 28, 2000.

                           "UCC" means the Uniform  Commercial Code as in effect
                  from time to time in the state designated in Section 9.12 hereof as the state whose laws shall govern this Agreement, or in any other state whose laws are held to govern this Agreement or any portion hereof.

                                   ARTICLE II

              Amount and Terms of the Credit Facility and Term Loan
              -----------------------------------------------------

                  2.1 Advances. The Lender agrees, on the terms and subject to the conditions herein set forth, to make Advances to the Borrower from time to time during the period from the date hereof to and including the Termination Date, or the earlier date of termination in whole of the Credit Facility pursuant to Sections 2.10(a) or 8.2 hereof, in an aggregate amount at any time outstanding not to exceed the Borrowing Base less the L/C Amount, which Advances shall be secured by the Collateral as provided in Article III hereof. The Credit Facility shall be a revolving facility and it is contemplated that the Borrower will request Advances, make prepayments and request additional Advances. The Borrower agrees to comply with the following procedures in requesting Advances under this Section 2.1:

                           (a) The Borrower  will not request any Advance  under
this Section 2.1 if, after giving effect to such requested Advance, the sum of the outstanding and unpaid Advances under this Section 2.1 or otherwise would exceed the Borrowing Base less the L/C Amount.

                           (b) Each  request for an Advance  under this  Section
2.1 shall be made to the Lender prior to 11:00 a.m. (Phoenix time) of the day of the requested Advance by the Borrower. Each request for an Advance may be made in writing or by telephone, specifying the date of the requested Advance and the amount thereof, and shall be by (i) any officer of either Royal Grip or Roxxi; or (ii) any person designated as the Borrower's agent by any officer of either Borrower in a writing delivered to the Lender; or (iii) any person reasonably believed by the Lender to be an officer of either Royal Grip or Roxxi or such a designated agent.

                           (c) Upon fulfillment of the applicable conditions set
forth in Article IV hereof, the Lender shall disburse loan proceeds by crediting the same to the Borrower's demand deposit operating account maintained with Norwest Bank Arizona, N.A. unless the Lender and either Royal Grip or Roxxi shall agree in writing to another manner of disbursement. Upon request of the Lender, the Borrower shall promptly confirm each telephonic request for an

Advance by executing and delivering an appropriate confirmation certificate to the Lender. The Borrower shall be obligated to repay all Advances under this
Section 2.1 notwithstanding the failure of the Lender to receive such confirmation and notwithstanding the fact that the person requesting the same was not in fact authorized to do so. Any request for an Advance under this
Section  2.1,   whether  written  or  telephonic,   shall  be  deemed  to  be  a
representation by the Borrower that (i) the condition set forth in Section 2.1(a) hereof has been met, and (ii) the conditions set forth in Section 4.2 hereof have been met as of the time of the request.

                  2.2 Term Loan. The Lender agrees, on the terms and subject to the conditions herein set forth, to make a one time advance of a term loan (the "Term Loan") in the aggregate principal amount of $700,000.00, which Term Loan shall be secured by the Collateral as provided in Article III hereof. Upon the Borrower's request and fulfillment of the applicable conditions set forth in
Article IV hereof, the Lender shall make a one time disbursement of loan proceeds to payoff indebtedness owed by Royal Grip to Biltmore Investors Bank.

                  2.3 Note. All Advances and the Term Loan, if any, made by the Lender under this Article II shall be evidenced by and repayable with interest in accordance with the Note. The principal of the Note shall be payable as provided herein and on the earlier of the Termination Date or acceleration by the Lender pursuant to Section 8.2 hereof, and shall bear interest as provided herein. The portion of the Note which evidences principal of the Term Loan, if any, shall be payable beginning on April 1, 1997 and continuing on the 1st day of each month thereafter by payment of principal payments each in the amount of $12,000.00; provided, however, that notwithstanding such amortization calculation, the entire amount of such unpaid principal shall be due on the earlier of the Termination Date, or acceleration by the Lender pursuant to
Section 8.2 hereof.

                  2.4 Issuance of Letters of Credit.

                           (a) Upon the request of either  Borrower,  the Lender
may, in its sole discretion, on the terms and subject to the conditions herein set forth, cause to be issued by an Issuer one or more letters of credit for the account of the Borrower (each a "Letter of Credit") from time to time. In the event Lender elects to issue one or more Letters of Credit, the aggregate amount at any time outstanding all of such Letters of Credit shall not exceed the Borrowing Base less the sum of (i) all outstanding and unpaid Advances hereunder and (ii) the unpaid amount of the Obligation of Reimbursement. Each Letter of Credit, if any, shall be issued pursuant to a separate L/C Application entered into by the Borrower and the Lender as co-applicants for the benefit of the Issuer, completed in a manner satisfactory to the Lender and the Issuer. The terms and conditions set forth in each such L/C Application shall supplement the terms and conditions hereof, but in the event of inconsistency between the terms of any such L/C Application and the terms hereof, the terms hereof shall control.

                           (b) Any  request  for the  issuance  of a  Letter  of
Credit under this Section 2.4 shall be deemed to be a representation by the Borrower that (i) the condition set forth in Section 2.4(a) hereof has been met, and (ii) the statements set forth in Section 4.2 hereof are correct as of the time of the request.

                  2.5 Payment of Amounts Drawn Under Letters of Credit. The Borrower acknowledges that the Lender, as co-applicant, will be liable to the Issuer of any Letter of Credit for reimbursement of any and all draws thereunder and all other amounts required to be paid under the applicable L/C Application. Accordingly, the Borrower agrees to pay to the Lender any and all amounts required to be paid under the applicable L/C Application, when and as required to be paid thereby, and the amounts designated below, when and as designated:

                           (a) The Borrower  hereby  agrees to pay the Lender on
the day a draft is honored under any Letter of Credit a sum equal to all amounts drawn under such Letter of Credit plus any and all reasonable charges and expenses that the Issuer or the Lender may pay or incur relative to such draw, plus interest on all such amounts, charges and expenses as set forth below (all such amounts are hereinafter referred to, collectively, as the "Obligation of Reimbursement").

                           (b) The Borrower  hereby  agrees to pay the Lender on
demand interest on all amounts, charges and expenses payable by the Borrower to the Lender under this Section 2.5, accrued from the date any such draft, charge or expense is paid by the Issuer until payment in full by the Borrower at the Default Rate.

                  If the Borrower fails to pay to the Lender promptly the amount of its Obligation of Reimbursement in accordance with the terms hereof and the L/C Application pursuant to which such Letter of Credit was issued, the Lender is hereby irrevocably authorized and directed, in its sole discretion, to make an Advance in an amount sufficient to discharge the Obligation of Reimbursement, including all interest accrued thereon but unpaid at the time of such Advance, and such Advance shall be evidenced by the Note and shall bear interest as provided in Section 2.9 hereof.

                  2.6 Special Account. If the Credit Facility is terminated for any reason whatsoever, while any Letter of Credit is outstanding, the Borrower shall thereupon pay the Lender in immediately available funds for deposit in the Special Account an amount equal to the maximum aggregate amount available to be drawn under all Letters of Credit then outstanding, assuming compliance with all conditions for drawing thereunder. The Special Account shall be maintained for the Lender by any financial institution acceptable to the Lender. Any interest earned on amounts deposited in the Special Account shall be credited to the Special Account. Amounts on deposit in the Special Account may be applied by the Lender at any time or from time to time to the Borrower's Obligation of Reimbursement or any other Obligations, in the Lender's sole discretion, and shall not be subject to withdrawal by the Borrower so long as the Lender maintains a security interest therein. The Lender agrees to transfer any balance in the Special Account to the Borrower at such time as the Lender is required to release its security interest in the Special Account under applicable law.

                  2.7 Increased Costs and Reduced Return.

                           (a) If the Lender  shall  determine  that,  after the
date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Issuer or the Lender or its parent corporation with any requirement or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

                                    (i) shall  subject  the Issuer or the Lender
or its parent corporation to any tax, duty or other similar charge with respect to any Letter of Credit, the Advances or the Note or shall change the basis of taxation of payments to the Issuer or the Lender or its parent corporation of the Reimbursement Obligation, of the principal of or interest on the Advances or of any other amounts due under this Agreement in respect of any Letter of Credit, the Advances or the Note (except for any change in respect of any tax imposed on the overall income of the Issuer or the Lender or its parent corporation); or

                                    (ii) shall impose, modify or deem applicable
any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System) against assets of, deposits with or for the account of, or credit extended by, the Issuer or the Lender or its parent corporation or shall impose on the Issuer or the Lender or its parent corporation any other condition affecting any Letter of Credit, the Advances or the Note;

and the result of any of the foregoing is to increase the cost to the Issuer or the Lender or its parent corporation of issuing or maintaining any Letter of Credit or of making or maintaining any Advances, or to reduce the amount of any sum received or receivable by the Issuer or the Lender or its parent corporation under the application and agreement pursuant to which the Letter of Credit was issued, this Agreement or the Note with respect thereto, by an amount deemed by the Lender or its parent corporation to be material, then upon demand by the Lender, the Borrower shall pay to the Lender such additional amount or amounts as will compensate the Issuer or the Lender or its parent corporation for such increased cost or reduction.

                           (b) If the Lender shall  determine  that the adoption
after the date hereof of any applicable law, rule or regulation regarding capital adequacy, or any change therein after the date hereof, any change after the date hereof in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Lender or its parent corporation with any guideline or request issued after the date hereof regarding capital adequacy (whether nor not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the Lender's or the Lender's parent corporation's capital as a consequence of any Letters of Credit, Advances or the Lender's obligations hereunder to a level below that which the Lender or its parent corporation could have achieved but for such adoption, change or compliance (taking into consideration the Lender's policies with respect to capital adequacy and those of the Lender's parent corporation) by an amount deemed to the Lender or its parent corporation to be material, then from time to time on demand by the Lender, the Borrower shall pay to the Lender such additional amount or amounts as will compensate the Lender or its parent corporation for such reduction.

                           (c)  Certificates  of the Lender sent to the Borrower
from time to time claiming compensation under this Section, stating the reason therefor and setting forth in reasonable detail the calculation of the additional amount or amounts to be paid to the Lender hereunder shall be conclusive absent manifest error. In determining such amounts, the Lender or its parent corporation may use any reasonable averaging and attribution methods.

                  2.8 Obligations Absolute. The obligations of the Borrower arising under this Agreement shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including (without limitation) the following circumstances:

                           (a) any lack of  validity  or  enforceability  of any
Letter of Credit or any other agreement or instrument relating to any Letter of Credit (collectively the "Related Documents");

                           (b) any  amendment  or  waiver of or any  consent  to
departure from all or any of the Related Documents;

                           (c) the  existence of any claim,  setoff,  defense or
other right which the Borrower may have at any time, against any beneficiary or any transferee of any Letter of Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), or other person or entity, whether in connection with this Agreement, the transactions contemplated herein or in the Related Documents or any unrelated transactions;

                           (d) any  statement  or any other  document  presented
under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

                           (e)  payment  by or on  behalf  of the  Issuer or the
Lender under any Letter of Credit against presentation of a draft or certificate which does not strictly comply with the terms of such Letter of Credit; or

                           (f) any other  circumstance or happening  whatsoever,
whether or not similar to any of the foregoing.

                  2.9 Interest.

                           (a) The  principal  of the Advances and the Term Loan
outstanding from time to time during any month shall bear interest (computed on the basis of actual days elapsed in a 360-day year) at the Floating Rate; provided, however, that, assuming there is not a then existing Event of Default or Default Period from the first day of the first month following the receipt by the Lender of the fiscal year end audited financial statements of the Borrower complying with the provisions of Section 6.1(a) for the fiscal year ending December 31, 1997, the principal of the Advances and the Term Loan outstanding from time to time shall bear interest at the Incentive Rate but only if such financial statements show a Net Income of $500,000.00 or more; and provided, further, however, that from the first day of any month during which any Default Period or Event of Default occurs or exists at any time, in the Lender's discretion and without waiving any of its other rights and remedies, the principal of the Advances and the Term Loan outstanding from time to time shall bear interest at the Default Rate during the entire Default Period; and provided, further, however, that in any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law. Interest accruing on the principal balance of the Advances and the Term Loan outstanding from time to time shall be payable on the first day of each succeeding month and on the Termination Date or earlier demand or prepayment in full. The Borrower agrees that the interest rate contracted for includes the interest rate set forth herein plus any other charges or fees set forth herein and costs and expenses incident to this transaction paid by the Borrower to the extent same are deemed interest under applicable law.

                           (b)  Notwithstanding the interest payable pursuant to
Section 2.9(a) hereof or the unused fee payable pursuant to Section 2.16(a) hereof, the Borrower shall be liable to the Lender for interest and the unused fee hereunder at such rate as may be necessary to result in interest and unused fee payments in the aggregate of not less than $6,500.00 per full calendar month (the "Minimum Interest Charge") during the term of this Agreement, and the Borrower shall pay any deficiency between the Minimum Interest Charge and the amount of interest and unused fee otherwise calculated under Section 2.9(a) and
Section 2.16(a) on the first day of each calendar month for the immediate preceding full calendar month elapsing after the date of this Agreement.

                           (c) If any Person shall  acquire a  participation  in
the Advances or the Term Loan under this Agreement, the Borrower shall be obligated to the Lender to pay the full amount of all interest calculated under Sections 2.9(a) and 2.9(b) hereof, along with all other fees, charges and other amounts due under this Agreement, regardless if such Person elects to accept interest with respect to its participation at a lower rate than the Floating Rate, or otherwise elects to accept less than its pro rata share of such fees, charges and other amounts due under this Agreement.

                  2.10 Voluntary Prepayment; Termination of Agreement by the Borrower; Permanent Reduction of the Commitment.

                           (a) Except as otherwise provided herein, the Borrower
may, in its discretion, prepay the Advances and the Term Loan in whole at any time. The Borrower may terminate this Agreement at any time so long as no Letter of Credit has been issued and is outstanding with an expiration date after such date and, subject to payment and performance of all the Borrower's Obligations to the Lender, may obtain any release or termination of the Security Interest to which the Borrower is otherwise entitled by law by (A) giving at least 30 days' prior written notice to the Lender of the Borrower's intention to terminate this Agreement; and (B) paying the Lender a termination fee of (i) 3% of the aggregate amount of the Commitment and the outstanding principal balance of the Term Loan immediately preceding such termination if such termination occurs during the period from the date of this Agreement through January 31, 1998, or (ii) 2% of the aggregate amount of the Commitment and the outstanding principal balance of the Term Loan immediately preceding such termination if such termination occurs during the period from February 1, 1998 through January 31, 1999, or (iii) 1% of the aggregate amount of the Commitment and the outstanding principal balance of the Term Loan immediately preceding such termination if such termination occurs during the period from February 1, 1999 until the Termination Date, provided, however, no such fee shall be payable if and to the extent such termination represents a refinancing of the Obligations by Norwest Bank, Arizona, N.A.

                           (b) Except as otherwise provided herein, the Borrower
may, in its discretion, prepay the Term Loan from time to time in part by (1) giving at least 30 days' prior written notice to the Lender of the Borrower's intent to so prepay; and (2) paying the Lender a prepayment fee of (i) 3% of the amounts so prepaid if such prepayment occurs during the period from the date of this Agreement through January 31, 1998, or (ii) 2% of the amounts so prepaid if such prepayment occurs during the period from February 1, 1988 through January 31, 1999, or (iii) 1% of the amounts so prepaid if such prepayment occurs during the period from February 1, 1999 until the Termination Date, provided, however, no such fee shall be payable if and to the extent such prepayment represents a refinancing of the Obligations by Norwest Bank, Arizona, N.A. Any prepayments of the Term Loan shall be applied to principal installments of the Term Loan in inverse order of maturity.

                           (c) The  Borrower  may at any time  and from  time to
time, upon at least 30 days' prior written notice to the Lender, permanently reduce in part the Commitment; provided, however, that no reduction shall reduce the Commitment to an amount less than the then-aggregate amount of the Advances; and provided, further, that if the Borrower shall elect permanently to reduce in part the Commitment at any time other than the Termination Date, the Borrower shall pay to the Lender a premium in an amount equal to (i) 3% of the reduction from the date of this Agreement through January 31, 1998, or (ii) 2% of the reduction from February 1, 1998 through January 31, 1999, or (iii) 1% of the reduction from February 1, 1999 until the Termination Date.

                  2.11 Mandatory Prepayment. Without notice or demand, if the sum of the outstanding principal balance of the Advances plus the L/C Amount shall at any time exceed the Borrowing Base, the Borrower shall (i) first, immediately prepay the Advances to the extent necessary to eliminate such excess; and (ii) if prepayment in full of the Advances is insufficient to eliminate such excess, pay to the Lender in immediately available funds for deposit in the Special Account an amount equal to the remaining excess. Any payment received by the Lender under this Section 2.11 or under Section 2.10 may be applied to the Obligation of Reimbursement or the Advances, including interest thereon and any fees, commissions, costs and expenses hereunder and under the Security Documents, in such order and in such amounts as the Lender, in its discretion, may from time to time determine. For each day or portion thereof that the Advances shall exceed the Borrowing Base, the Borrower shall pay to the Lender an overadvance charge in the amount of $100.00; provided, however, that if any such day occurs during a Default Period, the overadvance charge for such day shall be $200.00.

                  2.12 Payment. All payments of principal and interest on the Advances, the Term Loan, the Obligation of Reimbursement, the commissions and fees hereunder and amounts required to be paid to the Lender for deposit in the Special Account shall be made to the Lender in immediately available funds. The Borrower hereby authorizes the Lender, in its discretion at any time or from time to time and without request by the Borrower, to make an Advance or Advances in such amount as shall be necessary to pay any interest, fees, costs or expenses hereunder or under the Loan Documents.

                  2.13 Payment on Non-Banking Days. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Banking Day, such payment may be made on the next succeeding Banking Day, and such extension of time shall in such case be included in the computation of interest on the Advances and the Term Loan or the fees hereunder, as the case may be.

                  2.14 Use of Proceeds. The proceeds of Advances, the Term Loan and each Letter of Credit issued shall be used by the Borrower (i) to repay all outstanding indebtedness of the Borrower owed to Biltmore Investors Bank, and
(ii) to refinance indebtedness secured by Equipment currently owned by the Borrower, and (iii) for ordinary working capital purposes.

                  2.15 Liability Records. The Lender may maintain from time to time, at its discretion, liability records as to any and all Advances and the Term Loan made or repaid, interest accrued or paid under this Agreement, outstanding Letters of Credit and fees thereon and the Borrower's Obligation of Reimbursement. All entries made on any such record shall be presumed correct until the Borrower establishes the contrary. On demand by the Lender, the Borrower will admit and certify in writing the exact principal balance that the Borrower then asserts to be outstanding to the Lender for Advances and the Term Loan under this Agreement and the amount of any Letters of Credit outstanding. Any billing statement or accounting rendered by the Lender shall be conclusive and fully binding on the Borrower unless specific written notice of exception is given to the Lender by the Borrower within 30 days after its receipt by the Borrower.

                  2.16 Fees.

                           (a)  The  Borrower  agrees  to pay to the  Lender  an
unused fee each month at the annual rate of .5% on the average daily unused amount of the Commitment from the date hereof to and including the date on which such facility is terminated, due and payable monthly in arrears on the first day of each month, commencing March 1, 1997, provided that any such unused fee remaining unpaid upon termination of the Credit Facility or acceleration of the Note by the Lender pursuant to Section 8.2 hereof shall be due and payable on the date of such termination or acceleration. Such fee shall be calculated on the basis of actual days elapsed in a 360-day year.

                           (b) The  Borrower  hereby  agrees to pay the Lender a
commission with respect to each Letter of Credit, if any, accruing on a daily basis and computed at the annual rate of three percent (3%) of the available amount of such Letter of Credit (as it may be changed from time to time) from and including the date of issuance of such Letter of Credit until such date as such Letter of Credit shall terminate by its terms, payable annually in arrears, and prorated for any part of a full calendar year in which such Letter of Credit remains outstanding. The foregoing commission shall be in addition to any and all fees, commissions and charges of any Issuer of a Letter of Credit with respect to or in connection with such Letter of Credit.

                           (c) The Borrower agrees to pay the Lender, on written
demand, the administrative fees charged by the Issuer in connection with the honoring of drafts under any Letter of Credit, amendments thereto, transfers thereof and all other activity with respect to the Letters of Credit.

                           (d) The Borrower hereby agrees to pay the Lender,  on
demand, audit fees of $50.00 per hour (or Lender's then applicable rate) per auditor in connection with any audits or inspections by the Lender of any collateral or the operations or business of the Borrower, together with all actual out-of-pocket costs and expenses incurred in conducting any such audit or inspection. So long as there is not any then existing Event of Default or Default Period, such audit fees shall not exceed $2,500.00 per audit and audits shall be performed not more frequently than quarterly. Lender shall send to Borrower an invoice applicable to such audit fees, out-of-pocket costs and expenses, provided, however, any failure of Lender to send such invoices shall not relieve Borrower of its obligations under this Section 2.16(d).

                  2.17 Setoff. The Borrower agrees that the Lender may at any time or from time to time, at is sole discretion and without demand and without notice to anyone, setoff any liability owed to the Borrower by the Lender, whether or not due, against any indebtedness owed to the Lender by the Borrower (for Advances, the Term Loan or for any other transaction or event), whether or not due. In addition, each other Person holding a participating interest in any Advances or the Term Loan made to the Borrower by the Lender shall have the right to appropriate or setoff any deposit or other liability then owed by such Person to the Borrower, whether or not due, and apply the same to the payment of said participating interest, as fully as if such Person had lent directly to the Borrower the amount of such participating interest.

                  2.18 Capital Adequacy. If the Lender shall determine that the adoption after the date hereof of any applicable law, rule or regulation regarding capital adequacy, or any change therein after the date hereof, any change after the date hereof in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Lender or its parent corporation with any guideline or request issued after the date hereof regarding capital adequacy (whether nor not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the Lender's or the Lender's parent corporation's capital as a consequence of the Lender's obligations hereunder to a level below that which the Lender or its parent corporation could have achieved but for such adoption, change or compliance (taking into consideration the Lender's policies with respect to capital adequacy and those of the Lender's parent corporation) by an amount deemed to the Lender or its parent corporation to be material, then from time to time on demand by the Lender, the Borrower shall pay to the Lender such additional amount or amounts as will compensate the Lender or its parent corporation for such reduction. Certificates of the Lender sent to the Borrower from time to time claiming compensation under this Section, stating the reason therefor and setting forth in reasonable detail the calculation of the additional amount or amounts to be paid to the Lender hereunder shall be conclusive absent manifest error. In determining such amounts, the Lender or its parent corporation may use any reasonable averaging and attribution methods.

                                   ARTICLE III

                                Security Interest
                                -----------------

                  3.1 Grant of Security Interest. The Borrower hereby assigns and grants to the Lender a security interest (collectively referred to as the "Security Interests") in the Collateral, as security for the payment and performance of each and every debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it arises in a transaction involving the Lender alone or in a transaction involving other creditors of the Borrower, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several, and including specifically, but not limited to, the Obligation of Reimbursement and all indebtedness of the Borrower arising under this Agreement, the Note, any L/C Application completed by the Borrower or any other loan or credit agreement or guaranty between the Borrower and the Lender, whether now in effect or hereafter entered into; all such debts, liabilities and obligations are herein collectively referred to as the "Obligations").

                  3.2 Notification of Account Debtors and Other Obligors. In addition to the rights of the Lender under Section 6.10 hereof, with respect to any and all rights to payment constituting Collateral, the Lender may at any time (either before or after the occurrence of an Event of Default) notify any account debtor or other person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. The Borrower will join in giving such notice if the Lender so requests. At any time after the Borrower or the Lender gives such notice to an account debtor or other obligor, the Lender may, but need not, in the Lender's name or in the Borrower's name, (a) demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor; and (b) as agent and attorney in fact of the Borrower, notify the United States Postal Service to change the address for delivery of the Borrower's mail to any address designated by the Lender, otherwise intercept the Borrower's mail, and receive, open and otherwise handle the Borrower's mail, applying all Collateral as permitted under this Agreement and holding all other mail for the Borrower's account or forwarding such mail to the Borrower's last known address.

                  3.3 Assignment of Insurance. As additional security for the payment and performance of the Obligations, the Borrower hereby assigns to the Lender any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Borrower with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and the Borrower hereby directs the issuer of any such policy to pay all such monies directly to the Lender. At any time, whether before or after the occurrence of any Event of Default, the Lender may (but need not), in the Lender's name or in the Borrower's name, execute and deliver proof of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

                  3.4 Occupancy.

                           (a) The  Borrower  hereby  irrevocably  grants to the
Lender the right to take possession of the Premises at any time after the occurrence and during the continuance of an Event of Default.

                           (b) The  Lender  may use the  Premises  only to hold,
process, manufacture, sell, use, store, liquidate, realize upon or otherwise dispose of goods that are Collateral and for other purposes that the Lender may in good faith deem to be related or incidental purposes.

                           (c) The  right of the  Lender  to hold  the  Premises
shall cease and terminate upon the earlier of (A) payment in full and discharge of all Obligations, and (B) final sale or disposition of all goods constituting Collateral and delivery of all such goods to purchasers.

                           (d)  The  Lender  shall  not be  obligated  to pay or
account for any rent or other compensation for the possession, occupancy or use of any of the Premises; provided, however, in the event that the Lender does pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises, the Borrower shall reimburse the Lender promptly for the full amount thereof. In addition, the Borrower will pay, or reimburse the Lender for, all taxes, fees, duties, imposts, charges and expenses at any time incurred by or imposed upon the Lender by reason of the execution, delivery, existence, recordation, performance or enforcement of this Agreement or the provisions of this Section 3.4.

                  3.5 License. The Borrower hereby grants to the Lender a non-exclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, franchises, trade names, copyrights and patents of the Borrower for the purpose of selling, leasing or otherwise disposing of any or all Collateral following an Event of Default.

                  3.6  Security  Interest  in  Special  Account  and  Collateral
Accounts. The Borrower hereby pledges, and grants to the Lender a security interest in, all funds held in the Special Account and in the Collateral Accounts from time to time and all proceeds thereof, as security for the payment of all present and future Obligations of Reimbursement and all other Obligations.

                                   ARTICLE IV

                              Conditions of Lending
                              ---------------------

                  4.1 Conditions Precedent to the Initial Advance and the Term Loan. The obligation of the Lender to make the initial Advance under the Credit Facility or the one time disbursement of the Term Loan, shall be subject to the condition precedent that the Lender shall have received all of the following, each in form and substance satisfactory to the Lender:

                           (a) This  Agreement,  properly  executed on behalf of
the Borrower.

                           (b) The  Note,  properly  executed  on  behalf of the
Borrower.

                           (c) A true  and  correct  copy of any and all  leases
pursuant to which the Borrower is leasing the Premises, together with a landlord's disclaimer and consent with respect to each such lease; and with respect to any and all of the Premises owned by Borrower a mortgagee's disclaimer as to all such Premises which are subject to a mortgage, deed of trust or other lien.

                           (d) Collateral Account  Agreements,  duly executed by
both Borrowers and Norwest Bank Arizona, N.A. pursuant to which the Borrowers and Norwest Bank Arizona, N.A. establish a depository accounts (the "Collateral Accounts") in the name of and under the sole and exclusive control of the Lender, from which such institution agrees to transfer finally collected funds to the Lender for application to the Advances.

                           (e) Current  searches of  appropriate  filing offices
showing that (i) no state or federal tax liens have been filed and remain in effect against the Borrower, (ii) no financing statements have been filed and remain in effect against the Borrower, except those financing statements relating to liens permitted pursuant to Section 7.1 hereof and those financing statements filed by the Lender, and (iii) the Lender has duly filed all financing statements necessary to perfect the Security Interests granted hereunder, to the extent the Security Interests are capable of being perfected by filing.

                           (f) A  certificate  of the  Secretary or an Assistant
Secretary of each of Royal Grip and Roxxi, certifying as to (i) the resolutions of the directors and, if required, the shareholders of each of Royal Grip and Roxxi, authorizing the execution, delivery and performance of this Agreement and the Security Documents, (ii) the articles of incorporation and bylaws of each of Royal Grip and Roxxi, and (iii) the signatures of the officers or agents of each of Royal Grip and Roxxi authorized to execute and deliver this Agreement, the Loan Documents and other instruments, agreements and certificates, including Advance requests, on behalf of each of Royal Grip and Roxxi.

                           (g) A current  certificate  issued by the Corporation
Commission of the state of each of Royal Grip's and Roxxi's incorporation, certifying that they are in compliance with all corporate organizational requirements of such state.

                           (h)  Evidence  that  each of Royal  Grip and Roxxi is
duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary.

                           (i) A certificate of an officer of each of Royal Grip
and Roxxi confirming, in his official capacity, the representations and warranties set forth in Article V hereof.

                           (j) An  opinion  of counsel to each of Royal Grip and
Roxxi, addressed to the Lender, together with the results of a litigation search or searches showing all actions and proceedings where each of Royal Grip and Roxxi is a defendant or involving a claim against the Borrower.

                           (k) Certificates of the insurance required hereunder,
with all hazard insurance containing a loss payee endorsement in favor of the Lender and with all liability insurance naming the Lender as an additional insured.

                           (l) Assignments of all Security  Agreements and UCC-1
financing statements listing either Royal Grip or Roxxi as Secured Party and Acushnet Rubber Company, Inc. ("Acushnet") as Debtor properly executed by Royal Grip and Acushnet (the "Assignments of Security Agreements and UCCs").

                           (m) An  Assignment of Capital  Lease  Agreement  (the
"Capital Lease Agreement") dated December 21, 1996 entered into by and between Royal Grip and Acushnet, properly executed by Royal Grip and Acushnet (the "Assignment of Capital Lease Agreement").

                           (n) An  Assignment of Patents,  properly  executed on
behalf of Borrower (the "Assignment of Patents").

                           (o) A Collateral  Assignment of Trademarks,  properly
executed on behalf of Borrower (the "Collateral Assignment of Trademarks").

                           (p)  A  Patent  Mortgage,   Assignment  and  Security
Agreement, properly executed on behalf of Borrower (the "Patent Mortgage").

                           (q) An Assignment of Trademarks, properly executed on
behalf of Borrower (the "Assignment of Trademarks").

                           (r) Evidence  from the Borrower  satisfactory  to the
Lender establishing the amount of the Borrowing Base and a request for Advance from the Borrower in an amount such that the minimum excess loan availability of the Borrower after such Advance (the "Initial Advance") and payment of all fees of the Lender required hereunder shall be $500,000.00.

                           (s)  Management  Support  Agreements  in favor of the
Lender  properly  executed  by  Danny  Edwards,  Robert  G.J.  Burg  II and  Tom
Schneider.

                           (t) Payment of the fees and  commissions  due through
the date of the Initial  Advance,  Term Loan,  or Letter of Credit under Section
2.16 hereof and expenses incurred by the Lender through such date and required to be paid by the Borrower under Section 9.7 hereof.

                           (u) Such  other  documents  as the Lender in its sole
discretion may require.

                  4.2 Conditions Precedent to All Advances and The Term Loan. The obligation of the Lender to make each Advance or the Term Loan shall be subject to the further conditions precedent that on such date:

                           (a) the representations  and warranties  contained in
Article V hereof are correct on and as of the date of such Advance or Term Loan as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

                           (b) no event has occurred and is continuing, or would
result from such Advance or Term Loan, as the case may be, which constitutes a Default or an Event of Default.

                                    ARTICLE V

                         Representations and Warranties
                         ------------------------------

         The Borrower represents and warrants to the Lender as follows:

                  5.1 Corporate Existence and Power; Name; Chief Executive Office; Inventory and Equipment Locations. Royal Grip is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary. Roxxi is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada, and is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary. The Borrower has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, the Loan Documents. During its corporate existence, the Borrower has done business solely under the names set forth in Exhibit B hereto. The chief executive office and principal place of business of the Borrower is located at the address set forth in Exhibit B hereto, and all of the Borrower's records relating to its business or the Collateral are kept at that location. All Inventory and Equipment is located at that location or at one of the other locations set forth in Exhibit B hereto. The Borrower's tax identification number is correctly set forth in Section 9.4.

                  5.2 Authorization of Borrowing; No Conflict as to Law or Agreements. The execution, delivery and performance by the Borrower of the Loan Documents and the borrowings from time to time hereunder have been duly authorized by all necessary corporate action and do not and will not (a) require any consent or approval of the stockholders of either Royal Grip or Roxxi, (b) require any authorization, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof, (c) violate any provision of any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to either Royal Grip or Roxxi or of the Articles of Incorporation or Bylaws of either Royal Grip or Roxxi, (d) to the best of both of the Borrower's knowledge after due inquiry, result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which either Royal Grip or Roxxi is a party or by which it or its properties may be bound or affected, or (e) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature (other than the Security Interests) upon or with respect to any of the properties now owned or hereafter acquired by either Royal Grip or Roxxi.

                  5.3 Legal Agreements. This Agreement constitutes and, upon due execution by the Borrower, the other Loan Documents will constitute the legal, valid and binding obligations of Royal Grip and Roxxi, enforceable against Royal Grip and Roxxi in accordance with their respective terms.

                  5.4 Subsidiaries. Except as set forth in Exhibit B attached hereto, neither Borrower has any Subsidiaries.

                  5.5 Financial Condition; No Adverse Change. The Borrower has heretofore furnished to the Lender consolidated audited financial statements of Royal Grip and Roxxi for their fiscal year ended December 31, 1995, and consolidated unaudited financial statements of Royal Grip and Roxxi for the months ended October 31, 1996, and those statements fairly present the financial condition of the Borrower on the dates thereof and the results of its operations and cash flows for the periods then ended and were prepared in accordance with generally accepted accounting principles. Except as specifically set forth in that certain Commitment Letter dated December 30, 1996, since the date of the most recent financial statements, there has been no material adverse change in the business, properties or condition (financial or otherwise) of the Borrower.

                  5.6 Litigation. To the best of both of the Borrower's knowledge after due inquiry, there are no actions, suits or proceedings pending or, to the knowledge of the Borrower, threatened against or affecting either Borrower or any of their Affiliates or the properties of either Borrower or any of their Affiliates before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to the Borrower or any of its Affiliates, would have a material adverse effect on the financial condition, properties or operations of the Borrower or any of its Affiliates.

                  5.7 Regulation U. Neither Borrower is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance or Term Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

                  5.8 Taxes. To the best of both of the Borrower's knowledge after due inquiry, the Borrower and its Affiliates have paid or caused to be paid to the proper authorities when due all federal, state and local taxes required to be withheld by each of them. The Borrower and its Affiliates have filed all federal, state and local tax returns which to the knowledge of the officers of the Borrower or any Affiliate, as the case may be, are required to be filed, and the Borrower and its Affiliates have paid or caused to be paid to the respective taxing authorities all taxes as shown on said returns or on any assessment received by any of them to the extent such taxes have become due.

                  5.9 Titles and Liens. The Borrower has good and absolute title to all Collateral described in the collateral reports provided to the Lender and all other Collateral, properties and assets reflected in the latest balance sheet referred to in Section 5.5 hereof and all proceeds thereof, free and clear of all mortgages, security interests, liens and encumbrances, except for (i) mortgages, security interests and liens permitted by Section 7.1 hereof, (ii) liens in favor of Biltmore Investors Bank, securing the repayment of indebtedness which will be fully repaid with the proceeds of the Initial Advance, and (iii) in the case of any such property which is not Collateral or other collateral described in the Security Documents, covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with the business or operations of the Borrower as presently conducted. No financing statement naming the Borrower as debtor is on file in any office except to perfect only security interests permitted by Section 7.1 hereof and clause (ii) above.

                  5.10 Plans. Except as disclosed to the Lender in writing prior to the date hereof, neither Borrower nor any of their Affiliates maintains or has maintained any Plan. Neither Borrower nor any Affiliate has received any notice or has any knowledge to the effect that it is not in full compliance with any of the requirements of ERISA. No Reportable Event or other fact or circumstance which may have an adverse effect on the Plan's tax qualified status exists in connection with any Plan. Neither Borrower nor any of their Affiliates has:

                           (a) Any  accumulated  funding  deficiency  within the
meaning of ERISA; or

                           (b)  Any   liability   or   knows   of  any  fact  or
circumstances which could result in any liability to the Pension Benefit Guaranty Corporation, the Internal Revenue Service, the Department of Labor or any participant in connection with any Plan (other than accrued benefits which or which may become payable to participants or beneficiaries of any such Plan).

                  5.11 Default. To the best of both of the Borrower's knowledge after due inquiry, each Borrower is in compliance with all provisions of all agreements, instruments, decrees and orders to which it is a party or by which it or its property is bound or affected, the breach or default of which could have a material adverse effect on the financial condition, properties or operations of the Borrower.

                  5.12 Environmental Protection. To the best of both of the Borrower's knowledge after due inquiry, the Borrower has obtained all permits, licenses and other authorizations which are required under federal, state and local laws and regulations relating to emissions, discharges, releases of pollutants, contaminants, hazardous or toxic materials, or wastes into ambient air, surface water, ground water or land, or otherwise relating to the
manufacture,   processing,  distribution,  use,  treatment,  storage,  disposal, transport or handling of pollutants, contaminants or hazardous or toxic materials or wastes ("Environmental Laws") at the Borrower's facilities or in connection with the operation of its facilities. The Borrower shall provide copies of all such permits, licenses and other authorizations to the Lender upon the Lender's request. The Borrower also shall provide to the Lender copies of all environmental investigation and inspection reports available to the Borrower that pertain to the Borrower's facilities, upon the Lender's request. Except as previously disclosed to the Lender in writing, to the best of both of the Borrower's knowledge after due inquiry, the Borrower and all activities of the Borrower at its facilities comply with all Environmental Laws and with all terms and conditions of any required permits, licenses and authorizations applicable to the Borrower with respect thereto. Except as previously disclosed to the Lender in writing, the Borrower is also in compliance with all limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in Environmental Laws or contained in any plan, order, decree, judgment or notice of which the Borrower is aware. Except as previously disclosed to the Lender in writing, the Borrower is not aware of, nor has the Borrower received notice of, any events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent continued compliance with, or which may give rise to any liability under, any Environmental Laws. Except as previously disclosed to the Lender in writing, the Borrower has received no inquiry from any federal, state or local agency concerning the Borrower's facilities or any adjacent properties involving possible environmental contamination or violations of any Environmental Laws, and has no knowledge of any such inquiry to any party concerning the Borrower's facilities or any adjacent properties. The Borrower agrees to notify Lender promptly in writing of any inquiries by third parties or regulatory agencies concerning the possible presence of environmental contamination on the Borrower's facilities or any adjacent properties or concerning any possible violations of Environmental Laws involving the Borrower's facilities or any adjacent properties. The Lender shall have the right to enter the Borrower's facilities for the purpose of conducting environmental investigations, including taking soil and water samples, during the Borrower's normal business hours of operation.

                  5.13 Submissions to the Lender. All financial and other information provided to the Lender by or on behalf of the Borrower in connection with the Borrower's request for the credit facilities contemplated hereby is true and correct in all material respects and, as to projections, valuations or proforma financial statements, present a good faith opinion as to such projections, valuations and proforma condition and results.

                  5.14 Financing Statements. The Borrower has provided to the Lender signed financing statements sufficient when filed to perfect the Security Interests and the other security interests created by the Security Documents. When such financing statements are filed in the offices noted therein, the Lender will have a valid and perfected security interest in all Collateral and all other collateral described in the Security Documents which is capable of being perfected by filing financing statements. None of the Collateral or other collateral covered by the Security Documents is or will become a fixture on real estate, unless a sufficient fixture filing is in effect with respect thereto.

                  5.15 Rights to Payment. Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral or other collateral covered by the Security Documents is (or, in the case of all future Collateral or such other collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim, of the account debtor or other obligor named therein or in the Borrower's records pertaining thereto as being obligated to pay such obligation.

                                   ARTICLE VI

                      Affirmative Covenants of the Borrower
                      -------------------------------------

                  So long as the Note shall remain unpaid, the Credit Facility or any Letter of Credit shall be outstanding, the Borrower will comply with the following requirements, unless the Lender shall otherwise consent in writing:

                  6.1 Reporting Requirements. The Borrower will deliver, or cause to be delivered, to the Lender each of the following, which shall be in form and detail acceptable to the Lender:

                           (a) as soon as available,  and in any event within 90
days after the end of each fiscal year of the Borrower, consolidated audited financial statements of Royal Grip and Roxxi with the unqualified opinion of independent certified public accountants selected by the Borrower and acceptable to the Lender, which annual financial statements shall include the balance sheet of the Borrower as at the end of such fiscal year and the related statements of income, retained earnings and cash flows of the Borrower for the fiscal year then ended, prepared, if the Lender so requests, on a consolidating and consolidated basis to include any other Affiliates, all in reasonable detail and prepared in accordance with generally accepted accounting principles applied on a basis consistent with the accounting practices applied in the financial statements referred to in Section 5.5 hereof, together with (i) a report signed by such accountants stating that in making the investigations necessary for said opinion they obtained no knowledge, except as specifically stated, of any Default or Event of Default hereunder and all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Sections 6.12 through 6.14 and
Section 7.10 hereof; and (ii) a certificate of the Vice President of Finance or any other officer of each of Royal Grip and Roxxi stating that such financial statements have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with the accounting practices reflected in the annual financial statements referred to in Section 5.5 hereof and whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto;

                           (b) as soon as  available  and in any event within 20
days after the end of each month, a consolidated unaudited/internal balance sheet and statements of income and retained earnings of Royal Grip and Roxxi as at the end of and for such month and for the year to date period then ended, prepared, if the Lender so requests, on a consolidating and consolidated basis to include any other Affiliates, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with generally accepted accounting principles applied on a basis consistent with the accounting practices reflected in the financial statements referred to in Section 5.5 hereof, subject to year-end audit adjustments; and accompanied by a certificate of the Vice President of Finance or any other officer of each of Royal Grip and Roxxi, substantially in the form of Exhibit D hereto stating (i) that such financial statements have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with the accounting practices reflected in the financial statements referred to in Section 5.5 hereof, subject to year-end audit adjustments, (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto, and
(iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Sections 6.12 through 6.14 and Section 7.10 hereof;

                           (c)  within  15 days  after  the  end of each  month,
agings of the Borrower's accounts receivable and its accounts payable and an inventory certification report as at the end of such month;

                           (d) at least 30 days  before  the  beginning  of each
fiscal year of the Borrower, the projected balance sheets and income statements for each month of such year, each in reasonable detail, representing the good faith projections of the Borrower and certified by the Borrower's Vice President of Finance or any other officer as being the most accurate projections available and identical to the projections used by the Borrower for internal planning purposes, together with such supporting schedules and information as the Lender may in its discretion require;

                           (e)  immediately  after  the  commencement   thereof,
notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting the Borrower of the type described in Section 5.6 hereof or which seek a monetary recovery against the Borrower in excess of $50,000.00;

                           (f) as promptly as practicable  (but in any event not
later than five business days) after an officer of the Borrower obtains knowledge of the occurrence of any breach, default or event of default under any Security Document or any event which constitutes a Default or Event of Default hereunder, notice of such occurrence, together with a detailed statement by a responsible officer of the Borrower of the steps being taken by the Borrower to cure the effect of such breach, default or event;

                           (g) as soon as  possible  and in any event  within 30
days after the Borrower knows or has reason to know that any Reportable Event with respect to any Plan has occurred, the statement of the Vice President of Finance or any other officer of the Borrower setting forth details as to such Reportable Event and the action which the Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event to the Pension Benefit Guaranty Corporation;

                           (h) as soon as  possible,  and in any event within 10
days after the Borrower fails to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, the statement of the Vice President of Finance or any other officer of the Borrower setting forth details as to such failure and the action which the Borrower proposes to take with respect thereto, together with a copy of any notice of such failure required to be provided to the Pension Benefit Guaranty Corporation;

                           (i) promptly upon  knowledge  thereof,  notice of (i)
any disputes or claims by  customers  of the  Borrower in excess of  $10,000.00;
(ii) any goods returned to or recovered by the Borrower valued in excess of $10,000.00; and (iii) any change in the persons constituting the officers and directors of the Borrower;

                           (j) promptly upon  knowledge  thereof,  notice of any
loss of or material damage to any Collateral or other collateral covered by the Security Documents or of any substantial adverse change in any Collateral or such other collateral or the prospect of payment thereof;

                           (k) promptly upon their  distribution,  copies of all
financial statements, reports and proxy statements which the Borrower shall have sent to its stockholders;

                           (l)  promptly  after the  sending or filing  thereof,
copies of all regular and periodic financial reports which the Borrower shall file with the Securities and Exchange Commission or any national securities exchange;

                           (m) promptly upon  knowledge  thereof,  notice of the
violation by the Borrower of any law, rule or regulation, the non-compliance with which could materially and adversely affect its business or its financial condition; and

                           (n) from time to time,  with  reasonable  promptness,
any and all receivables schedules, collection reports, deposit records, equipment schedules, copies of invoices to account debtors, shipment documents and delivery receipts for goods sold, and such other material, reports, records or information as the Lender may request.

                           (o) on each Banking Day  assignment  of  Receivables,
collections and deposit information of the Borrower.

                  6.2 Books and Records; Inspection and Examination. The Borrower will keep accurate books of record and account for itself pertaining to the Collateral and pertaining to the Borrower's business and financial condition and such other matters as the Lender may from time to time request in which true and complete entries will be made in accordance with generally accepted accounting principles consistently applied and, upon request of the Lender, will permit any officer, employee, attorney or accountant for the Lender to audit, review, make extracts from or copy any and all corporate and financial books and records of the Borrower at all times during ordinary business hours, to send and discuss with account debtors and other obligors requests for verification of amounts owed to the Borrower, and to discuss the affairs of the Borrower with any of its directors, officers, employees or agents. The Borrower will permit the Lender, or its employees, accountants, attorneys or agents, to examine and inspect any Collateral, other collateral covered by the Security Documents or any other property of the Borrower at any time during ordinary business hours.

                  6.3 Account Verification. The Borrower will at any time and from time to time upon request of the Lender send requests for verification of accounts or notices of assignment to account debtors and other obligors.

                  6.4  Compliance  with  Laws;   Environmental   Indemnity.  The
Borrower will (a) comply with the requirements of applicable laws and regulations, the non-compliance with which would materially and adversely affect its business or its financial condition, (b) comply with all applicable Environmental Laws and obtain any permits, licenses or similar approvals required by any such Environmental Laws, and (c) use and keep the Collateral, and will require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance. Each Borrower will, jointly and severally, indemnify, defend and hold the Lender harmless from and against any claims, loss or damage to which the Lender may be subjected as a result of any past, present or future existence, use, handling, storage, transportation or disposal of any hazardous waste or substance or toxic substance by either Borrower or on property owned, leased or controlled by either Borrower. This indemnification agreement shall survive the termination of this Agreement and payment of the indebtedness hereunder.

                  6.5 Payment of Taxes and Other Claims. The Borrower will pay or discharge, when due, (a) all taxes, assessments and governmental charges levied or imposed upon it or upon its income or profits, upon any properties belonging to it (including, without limitation, the Collateral) or upon or against the creation, perfection or continuance of the Security Interests, prior to the date on which penalties attach thereto, (b) all federal, state and local taxes required to be withheld by it, and (c) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon any properties of the Borrower; provided, that the Borrower shall not be required to pay any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and so long as the Collateral and Lender's lien thereon is not in any manner impaired by any enforcement remedy available to the tax levying entity during the period of such contest.

                  6.6 Maintenance of Properties.

                           (a)  The   Borrower   will  keep  and   maintain  the
Collateral, the other collateral covered by the Security Documents and all of its other properties necessary or useful in its business in good condition, repair and working order (normal wear and tear excepted) and will from time to time replace or repair any worn, defective or broken parts; provided, however, that nothing in this Section 6.6 shall prevent the Borrower from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Lender, desirable in the conduct of the Borrower's business and not disadvantageous in any material respect to the Lender.

                           (b) The Borrower will defend the  Collateral  against
all claims or demands of all persons (other than the Lender) claiming the Collateral or any interest therein.

                           (c) The Borrower will keep all  Collateral  and other
collateral covered by the Security Documents free and clear of all security interests, liens and encumbrances except the Security Interests and other security interests permitted by Section 7.1 hereof.

                  6.7 Insurance. The Borrower will obtain and at all times maintain insurance with insurers believed by the Borrower to be responsible and reputable, in such amounts and against such risks as may from time to time be required by the Lender, but in all events in such amounts and against such risks as is usually carried by companies engaged in similar business and owning similar properties in the same general areas in which the Borrower operates. Without limiting the generality of the foregoing, the Borrower will at all times keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with any loss payable to the Lender to the extent of its interest, and all policies of such insurance shall contain a lender's loss payable endorsement for the benefit of the Lender. All policies of liability insurance required hereunder shall name the Lender as an additional insured.

                  6.8 Preservation of Corporate Existence. Each Borrower will preserve and maintain its corporate existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business and shall conduct its business in an orderly, efficient and regular manner.

                  6.9 Delivery of Instruments, etc. Upon request by the Lender, the Borrower will promptly deliver to the Lender in pledge all instruments, documents and chattel papers constituting Collateral, duly endorsed or assigned by the Borrower.

                  6.10 Collateral Accounts.

                           (a) Each Borrower agrees to deposit in its respective
Collateral Account or, at the Lender's option, to deliver to the Lender all collections on Accounts, contract rights, chattel paper and other rights to payment constituting Collateral (but not the proceeds of any loan to Borrower as a borrower made by any party other than Lender and permitted under the terms of this Agreement), and all other cash proceeds of Collateral, which the Borrower may receive immediately upon receipt thereof, in the form received, except for the Borrower's endorsement when deemed necessary. Until delivered to the Lender or deposited in the Collateral Accounts, all proceeds or collections of Collateral shall be held in trust by the Borrower for and as the property of the Lender and shall not be commingled with any funds or property of the Borrower. Amounts deposited in the Collateral Accounts shall not bear interest and shall not be subject to withdrawal by the Borrower, except after full payment and discharge of all Obligations. All
such  collections  shall  constitute   proceeds  of  Collateral  and  shall  not
constitute payment of any Obligation. Collected funds from the Collateral Accounts shall be transferred to the Lender's general account, and the Lender may deposit in its general account or in the Collateral Accounts any and all collections received by it directly from the Borrower. The Lender may commingle such funds with other property of the Lender or any other person. The Lender from time to time at its discretion shall, after allowing (i) two Banking Days after deposit in the Collateral Accounts and/or (ii) one Banking Day after direct deposit in Lender's Account No. 00-28-995 at Norwest Bank Minnesota, NA, and/or (iii) such later date as may be required for collection, apply such funds to the payment of any and all Obligations, in any order or manner of application satisfactory to the Lender. All items delivered to the Lender or deposited in the Collateral Accounts shall be subject to final payment. If any such item is returned uncollected, the Borrower will immediately pay the Lender, or, for items deposited in the Collateral Accounts, the bank maintaining such account, the amount of that item, or such bank at its discretion may charge any uncollected item to the Borrower's commercial account or other account. The Borrower shall be liable as an endorser on all items deposited in the Collateral Accounts, whether or not in fact endorsed by the Borrower.

                           (b) If a Default  or Default  Period  exists and upon
demand of the Lender, the Borrower shall establish one or more lockbox accounts as directed by the Lender with such banks or depository institutions as shall be satisfactory to the Lender and shall irrevocably direct all present and future Account Debtors and other Persons obligated to make payments constituting Collateral to make such payments directly to such lockbox account. All of the Borrower's invoices, account statements and other written or oral communications directing, instructing, demanding or requesting payment of any Account or any other amount constituting Collateral shall conspicuously direct that all payments be made to such lockbox and shall include such lockbox address or addresses. All payments received in such lockbox accounts shall be processed to the Collateral Accounts.

                  6.11 Performance by the Lender. If the Borrower at any time fails to perform or observe any of the foregoing covenants contained in this
Article VI or elsewhere herein, and if such failure shall continue for a period of ten calendar days after the Lender gives the Borrower written notice thereof (or in the case of the agreements contained in Sections 6.5, 6.7 and 6.10 hereof, immediately upon the occurrence of such failure, without notice or lapse of time), the Lender may, but need not, perform or observe such covenant on behalf and in the name, place and stead of the Borrower (or, at the Lender's option, in the Lender's name) and may, but need not, take any and all other actions which the Lender may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and the Borrower shall thereupon pay to the Lender on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Lender, together with interest thereon from the date expended or incurred at the Floating Rate or the Incentive Rate, if then applicable to the Credit Facility. To facilitate the performance or observance by the Lender of such covenants of the Borrower, the Borrower hereby irrevocably appoints the Lender, or the delegate of the Lender, acting alone, as the attorney in fact of the Borrower (which appointment is coupled with an interest) with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of the Borrower any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by the Borrower under this Section 6.11.

                  6.12 Debt Service Coverage Ratio. The Borrower agrees that it shall, as of the last day of each fiscal quarter, on and after June 30, 1997, maintain an average minimum debt service coverage ratio (based upon the period set forth below) as follows:


Quarter Ending                             Debt Service Coverage Ratio
--------------                             ---------------------------

June 30, 1997                              1.0 to 1 based upon the immediately
                                           preceding five month period

December 31, 1997                          1.25 to 1 based upon the immediately
                                           preceding eleven month period

March 31, 1998 and on the last day of      1.25 to 1 based upon the immediately
each fiscal quarter thereafter             preceding twelve month period


                  The debt service coverage ratio shall be calculated according to the following formula:

 Funds from Operations + Interest Expense - Unfinanced Portion of Capital Expenditures
 -------------------------------------------------------------------------------------
 Current Maturities Long-Term Debt (actually paid during the period) + Interest Expense

                  6.13 Net Worth. The Borrower warrants that, as of December 31, 1996 Borrower has a minimum Net Worth of not less than $6,300,000.00. The Borrower covenants that the minimum Net Worth as of the end of each future fiscal quarter end shall be not less than the amounts set forth below as measured from the immediately preceding fiscal quarter ending Net Worth.

                                            Net Worth Increase
                  Quarter Ending               (Decrease)
                  --------------            ----------------
                  March 31                  ($300,000.00)
                  June 30                    $400,000.00
                  September 30               $150,000.00
                  December 31               ($250,000.00)

Notwithstanding anything to the contrary, beginning with the fiscal year ending December 31, 1997, and continuing each fiscal year thereafter, the Borrower's minimum Net Worth as of the end of each fiscal year end shall increase by not less than $300,000.00 over the Borrower's Net Worth as of the end of the immediately preceding fiscal year end.

                  6.14 Net Income. The Borrower covenants that beginning with the fiscal quarter ending March 31, 1997, and continuing each fiscal quarter thereafter, it shall achieve a Net Income of at least (or, in the event a Net Loss is allowed for such fiscal quarter, a Net Loss of not more than) the amount set forth below for each fiscal quarter of each fiscal year.

                  Quarter Ending            Net Income (Loss)
                  --------------            -----------------
                  March 31                  ($300,000.00)
                  June 30                    $400,000.00
                  September 30               $150,000.00
                  December 31               ($250,000.00)

Notwithstanding anything to the contrary, beginning with April of 1997, and continuing for each month thereafter, the Borrower shall not suffer a Net Loss in excess of $100,000.00 in any one month. Notwithstanding anything to the contrary, beginning with the fiscal year ending December 31, 1997, and continuing each fiscal year thereafter, the Borrower shall achieve a Net Income of not less than $300,000.00.

                                   ARTICLE VII

                               Negative Covenants
                               ------------------

                  So long as the Note shall remain unpaid, the Credit Facility shall be outstanding or any Letter of Credit shall be outstanding, the Borrower agrees that, without the prior written consent of the Lender:

                  7.1 Liens. The Borrower will not create, incur or suffer to exist any mortgage, deed of trust, pledge, lien, security interest, assignment or transfer upon or of any of its assets, now owned or hereafter acquired, to secure any indebtedness; excluding, however, from the operation of the foregoing:

                           (a)  mortgages,   deeds  of  trust,  pledges,  liens,
security interests and assignments in existence on the date hereof and listed in Exhibit C hereto, securing indebtedness for borrowed money permitted under
Section 7.2(b) hereof;

                           (b) the Security Interests; and

                           (c) purchase  money  security  interests  relating to
Capital Expenditures (and which attach only to the assets acquired by such Capital Expenditures) made after the date of this Agreement by the Borrower or any Affiliate so long as the Borrower is in, and maintains, compliance with every other provision of this Agreement.

                  7.2 Indebtedness. The Borrower will not incur, create, assume or permit to exist any indebtedness or liability on account of deposits or advances or any indebtedness for borrowed money, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations, except:

                           (a) indebtedness arising hereunder;

                           (b)  indebtedness of the Borrower in existence on the
date hereof and listed in Exhibit C hereto; and

                           (c)  indebtedness  relating  to  liens  permitted  in
accordance with Section 7.1(c) hereof.

                  7.3 Guaranties. The Borrower will not assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except:

                           (a) the endorsement of negotiable  instruments by the
Borrower for deposit or collection or similar transactions in the ordinary course of business; and

                           (b)  guaranties,  endorsements  and  other  direct or
contingent liabilities in connection with the obligations of other Persons in existence on the date hereof and listed in Exhibit C hereto.

                  7.4 Investments and Subsidiaries. (a) The Borrower will not purchase or hold beneficially any stock or other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person, including specifically but without limitation any partnership or joint venture, except:

                                    (i) investments in direct obligations of the
United States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper issued by U.S. corporations rated "A-1" or "A-2" by Standard & Poors Corporation or "P-1" or "P-2" by Moody's Investors Service or certificates of deposit or bankers' acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000 (which certificates of deposit or bankers' acceptances are fully insured by the Federal Deposit Insurance Corporation);

                                    (ii)  travel  advances  or loans to officers
and employees of the Borrower not exceeding at any one time an aggregate of $20,000.00; and

                                    (iii)  advances  in  the  form  of  progress
payments, prepaid rent or security deposits.

                           (b) The  Borrower  will not create or permit to exist
any Subsidiary, other than any Subsidiary in existence on the date hereof and listed in Exhibit B hereto.

                  7.5 Dividends. The Borrower will not declare or pay any dividends (other than dividends payable solely in stock of the Borrower) on any class of its stock or make any payment on account of the purchase, redemption or other retirement of any shares of such stock or make any distribution in respect thereof, either directly or indirectly; provided, however, that if the Borrower is an S Corporation within the meaning of the Internal Revenue Code of 1986, as amended, or shall become such an S Corporation with the Lender's consent under Section 7.16 hereof, and after first providing such supporting documentation as the Lender may request, the Borrower may pay dividends in an amount equal to the amount of state and federal income tax which would be due by each shareholder with respect to income deemed to be received by such shareholder from the Borrower as a result of the Borrower's status as an S Corporation at the highest marginal income tax rate for federal and state (for the state or states in which each shareholder is liable for income taxes with respect to such income) income tax purposes, after taking into account any deduction for state income taxes in calculating the federal income tax liability.

                  7.6 Sale or Transfer of Assets; Suspension of Business Operations. The Borrower will not sell, lease, assign, transfer or otherwise dispose of (i) the stock of any Subsidiary, (ii) all or a substantial part of its assets, or (iii) any Collateral or any interest therein (whether in one transaction or in a series of transactions) to any other Person other than the sale of Inventory in the ordinary course of business and will not liquidate, dissolve or suspend business operations. The Borrower will not in any manner transfer any property without prior or present receipt of full and adequate consideration.

                  7.7 Consolidation and Merger; Asset Acquisitions. The Borrower will not consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all the assets of any other Person.

                  7.8 Sale and Leaseback. The Borrower will not enter into any arrangement, directly or indirectly, with any other Person whereby the Borrower shall sell or transfer any real or personal property, whether now owned or hereafter acquired, and then or thereafter rent or lease as lessee such property or any part thereof or any other property which the Borrower intends to use for substantially the same purpose or purposes as the property being sold or transferred.

                  7.9 Restrictions on Nature of Business. The Borrower will not engage in any line of business materially different from that presently engaged in by the Borrower and will not purchase, lease or otherwise acquire assets not related to its business.

                  7.10 Capital Expenditures. The Borrower will not expend or contract to make unfinanced Capital Expenditure greater than $800,000.00 in the aggregate during any fiscal year for the lease, purchase or other acquisition of any capital asset, or for the lease of any other asset, whether payable currently or in the future.

                  7.11 Accounting. The Borrower will not adopt any material change in accounting principles other than as required by generally accepted accounting principles. The Borrower will not adopt, permit or consent to any change in its fiscal year.

                  7.12 Discounts, etc. The Borrower will not, after notice from the Lender, grant any discount, credit or allowance to any customer of the Borrower or accept any return of goods sold, or at any time (whether before after notice from the Lender) modify, amend, subordinate, cancel or terminate the obligation of any account debtor or other obligor of the Borrower.

                  7.13 Defined Benefit Pension Plans. The Borrower will not adopt, create, assume or become a party to any defined benefit pension plan, unless disclosed to the Lender pursuant to Section 5.10 hereof.

                  7.14 Other Defaults. The Borrower will not permit any breach, default or event of default to occur under any note, loan agreement, indenture, lease, mortgage, contract for deed, security agreement or other contractual obligation binding upon the Borrower.

                  7.15 Place of Business; Name. The Borrower will not transfer its chief executive office or principal place of business, or move, relocate, close or sell any business location. The Borrower will not permit any tangible Collateral or any records pertaining to the Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interests. The Borrower will not change its name.

                  7.16 Organizational Documents; S Corporation Status. The Borrower will not amend its certificate of incorporation, articles of incorporation or bylaws. The Borrower will not become an S Corporation within the meaning of the Internal Revenue Code of 1986, as amended, or, if the Borrower already is such an S Corporation, it shall not change or rescind its status as an S Corporation.

                  7.17 Salaries. The Borrower will not pay excessive or unreasonable salaries, bonuses, commissions, consultant fees or other compensation; or increase the salary, bonus, commissions, consultant fees or other compensation of any director, officer or consultant, or any member of their families, by more than 10% or as recommended by Borrower's Board of Directors in any one year, either individually or for all such persons in the aggregate, or pay any such increase from any source other than profits earned in the year of payment.

                  7.18 Issuance of Stock/Loss of Voting Control. Except as required in order for the Borrower to comply with its contractual obligations contained in that certain Manufacturing Supply Agreement dated December 21, 1996 entered into by and between Royal Grip and Acushnet (the "Manufacturing Agreement"), the Borrower will not issue or sell any stock of the Borrower. The Borrower shall not permit or suffer to occur any transfer, assignment, pledge or other disposition of any or all of the issued and outstanding stock of the Borrower so as to materially change the voting control of the Borrower.

                  7.19 Payments to Affiliates. Royal Grip shall not, without the express written consent of Lender, which consent may be granted or withheld in Lender's sole discretion, make any transfer, conveyance, loan or payment of any kind to Roxxi or any other Affiliates in excess of $500,000.00 per fiscal year. Roxxi shall not, without the express written consent of Lender, which consent may be granted or withheld in Lender's sole discretion, make any transfer, conveyance, loan or payment of any kind to any Affiliate other than Royal Grip.

                  7.20 Management Control. The Borrower shall not permit or suffer to occur any change in its current executive management structure.

                                  ARTICLE VIII

                     Events of Default, Rights and Remedies
                     --------------------------------------

                  8.1 Events of Default. "Event of Default", wherever used herein, means any one of the following events:

                           (a)  Default  in the  payment of any  interest  on or
principal of the Note when it becomes due and payable; or

                           (b) Failure to pay when due any amount  specified  in
Section 2.5 hereof relating to the Borrower's Obligation of Reimbursement, or failure to pay immediately when due or upon termination of the Credit Facility any amounts required to be paid for deposit in the Special Account under Section
2.6 or 2.11 hereof; or

                           (c) Default in the payment of any fees,  commissions,
costs or expenses required to be paid by the Borrower under this Agreement; or

                           (d)  Default in the  performance,  or breach,  of any
covenant or agreement of the Borrower contained in this Agreement other than a covenant or agreement which is specifically dealt with in this Section 8.1 and the continuance thereof for a period of 5 days after the actual knowledge thereof by an executive officer of either Borrower or receipt of written notice thereof from the Lender; or

                           (e)  Either  Royal  Grip or Roxxi  shall be or become
insolvent, or admit in writing its inability to pay its or his debts as they mature, or make an assignment for the benefit of creditors; or either Royal Grip or Roxxi shall apply for or consent to the appointment of any receiver, trustee, or similar officer for it or for all or any substantial part of its property; or such receiver, trustee or similar officer shall be appointed without the application or consent of Royal Grip or Roxxi, as the case may be; or either Royal Grip or Roxxi shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against Royal Grip or Roxxi and shall not be dismissed within 60 calendar days; or any judgment, writ, warrant of attachment, garnishment or execution or similar process shall be issued or levied against a substantial part of the property of Royal Grip or Roxxi; or

                           (f) A petition  shall be filed by or  against  (which
when filed against shall not be dismissed within 60 calendar days) either Royal Grip or Roxxi under the United States Bankruptcy Code naming Royal Grip or Roxxi as debtor; or

                           (g)  Any  representation  or  warranty  made  by  the
Borrower in this Agreement or by the Borrower (or any of its officers) in any agreement, certificate, instrument or financial statement or other statement contemplated by or made or delivered pursuant to or in connection with this Agreement shall prove to have been incorrect in any material respect when deemed to be effective; or

                           (h) The rendering  against either Royal Grip or Roxxi
of a final judgment, decree or order for the payment of money in excess of $50,000.00 and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 30 consecutive days without a stay of execution; or

                           (i) A  default  under any  bond,  debenture,  note or
other evidence of indebtedness of either Borrower owed to any Person other than the Lender, or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed, or under any lease of any of the Premises, and the expiration of the applicable period of grace, if any, specified in such evidence of indebtedness, indenture, other instrument or lease; or

                           (j) Any Reportable Event, which the Lender determines
in good faith might constitute grounds for the termination of any Plan or for the appointment by the appropriate United States District Court of a trustee to administer any Plan, shall have occurred and be continuing 30 days after written notice to such effect shall have been given to the Borrower by the Lender; or a trustee shall have been appointed by an appropriate United States District Court to administer any Plan; or the Pension Benefit Guaranty Corporation shall have instituted proceedings to terminate any Plan or to appoint a trustee to administer any Plan; or the Borrower shall have filed for a distress termination of any Plan under Title IV of ERISA; or the Borrower shall have failed to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, which the Lender determines in good faith may by itself, or in combination with any such failures that the Lender may determine are likely to occur in the future, result in the imposition of a lien on the assets of the Borrower in favor of the Plan; or

                           (k)  An  event  of  default  shall  occur  under  any
Security Document or under any other security agreement, mortgage, deed of trust, assignment or other instrument or agreement securing any obligations of the Borrower hereunder or under any note; or

                           (l)  Either  Borrower  shall   liquidate,   dissolve,
terminate or suspend its business operations or otherwise fail to operate its business in the ordinary course, or sell all or substantially all of its assets, without the prior written consent of the Lender; or

                           (m)  Either  Borrower  shall  fail to pay,  withhold,
collect or remit any tax or tax deficiency when assessed or due (other than any tax deficiency which is being contested in good faith and by proper proceedings and for which it shall have set aside on its books adequate reserves therefor) or notice of any state or federal tax liens shall be filed or issued; or

                           (n)  Default in the  payment  of any  amount  owed by
either Borrower to the Lender other than any indebtedness arising hereunder; or

                           (o) Any  event of  default  shall  occur  (and not be
cured within the prescribed cure period) under the Manufacturing Agreement or the Capital Lease Agreement; or

                           (p) Any  breach,  default  or event of  default by or
attributable to any Affiliate under any agreement between such Affiliate and the Lender.

                  8.2 Rights and Remedies. Upon the occurrence of an Event of Default or at any time thereafter during the resulting Default Period, the Lender may exercise any or all of the following rights and remedies:

                           (a)  The  Lender  may,  by  notice  to the  Borrower,
declare the Credit Facility to be terminated, whereupon the same shall forthwith terminate;

                           (b)  The  Lender  may,  by  notice  to the  Borrower,
declare to be forthwith due and payable the entire unpaid principal amount of the Note then outstanding, all interest accrued and unpaid thereon, all amounts payable under this Agreement and any other Obligations, whereupon the Note, all such accrued interest and all such amounts and Obligations shall become and be forthwith due and payable, without presentment, notice of dishonor, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower;

                           (c) The Lender may,  without  notice to the  Borrower
and without further action, apply any and all money owing by the Lender to the Borrower to the payment of the Advances and the Term Loan, including interest accrued thereon, and of all other sums then owing by the Borrower hereunder, including, without limitation, the Obligation of Reimbursement;

                           (d) The Lender may make demand upon the Borrower and,
forthwith upon such demand, the Borrower will pay to the Lender in immediately available funds for deposit in the Special Account pursuant to Sections 2.11 and
3.6 hereof an amount equal to the maximum aggregate amount available to be drawn under all Letters of Credit then outstanding, assuming compliance with all conditions for drawing thereunder;

                           (e) The Lender may  exercise  and enforce any and all
rights and remedies available upon default to a secured party under the UCC, including, without limitation, the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Borrower hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and, in connection therewith, the Borrower will on demand assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties;

                           (f) the Lender may  exercise  and  enforce its rights
and remedies under the Loan Documents; and

                           (g) the  Lender  may  exercise  any other  rights and
remedies available to it by law or agreement.

Notwithstanding the foregoing, upon the occurrence of an Event of Default described in Section 8.1(f) hereof, the entire unpaid principal amount of the Note and the Obligation of Reimbursement (whether contingent or funded), all interest accrued and unpaid thereon, all other amounts payable under this Agreement and any other Obligations shall be immediately due and payable automatically without presentment, demand, protest or notice of any kind.

                  8.3 Certain Notices. If notice to the Borrower of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 9.3) at least ten calendar days prior to the date of intended disposition or other action.

                                   ARTICLE IX

                                  Miscellaneous
                                  -------------

                  9.1 No Waiver; Cumulative Remedies. No failure or delay on the part of the Lender in exercising any right, power or remedy under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under the Loan Documents. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

                  9.2 Amendments, Etc. No amendment, modification, termination or waiver of any provision of any Loan Document or consent to any departure by the Borrower therefrom or any release of a Security Interest shall be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

                  9.3 Addresses for Notices, Etc. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed to the party to whom notice is being given at its address as set forth below and, if telecopied, transmitted to that party at its telecopier number set forth below:

                  If to Royal Grip or Roxxi:

                  Royal Grip, Inc.
                  444 West Geneva Drive
                  Tempe, Arizona  85282
                  Telecopier:  (602) 829-9100
                  Attention: Tom Schneider

                  If to the Lender:

                  Norwest Business Credit, Inc.
                  Norwest Tower, Mail Station 9025
                  3300 North Central Avenue
                  Phoenix, Arizona  85012-2501
                  Telecopier: (602) 263-6215
                  Attention: Pete Lowney

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy, except that notices or requests to the Lender pursuant to any of the provisions of Article II hereof shall not be effective until received by the Lender.

                  9.4 Financing Statement. A carbon, photographic or other reproduction of this Agreement or of any financing statements signed by the Borrower is sufficient as a financing statement and may be filed as a financing statement in any state to perfect the security interests granted hereby. For this purpose, the following information is set forth:

                  Name and address of Debtors:

                  Royal Grip, Inc.
                  444 West Geneva Drive
                  Tempe, Arizona  85282
                  Federal Tax Identification No. 86-0615648

                  Roxxi, Inc.
                  2621 SE 15th Street
                  Oklahoma City, Oklahoma  73129
                  Federal Tax Identification No. 86-0801779

                  Name and address of Secured Party:

                  Norwest Business Credit, Inc.
                  Norwest Tower, Mail Station 9025
                  3300 North Central Avenue
                  Phoenix, Arizona  85012-2501
                  Telecopier: (602) 263-6215
                  Attention: Pete Lowney

                  9.5 Further Documents. The Borrower will from time to time execute and deliver or endorse any and all instruments, documents, conveyances, assignments, security agreements, financing statements and other agreements and writings that the Lender may reasonably request in order to secure, protect, perfect or enforce the Security Interests or the rights of the Lender under this Agreement (but any failure to request or assure that the Borrower executes, delivers or endorses any such item shall not affect or impair the validity, sufficiency or enforceability of this Agreement and the Security Interests, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

                  9.6 Collateral. This Agreement does not contemplate a sale of accounts, contract rights or chattel paper, and, as provided by law, the Borrower is entitled to any surplus and shall remain liable for any deficiency. The Lender's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if it exercises reasonable care in physically keeping such Collateral, or in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Lender need not otherwise preserve, protect, insure or care for any Collateral. The Lender shall not be obligated to preserve any rights the Borrower may have against prior parties, to realize on the Collateral at all or in any particular manner or order or to apply any cash proceeds of the Collateral in any particular order of application.

                  9.7 Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses, including (without limitation) reasonable attorneys' fees, incurred by the Lender in connection with the Obligations, this Agreement, the Loan Documents, any Letters of Credit, and any other document or agreement related hereto or thereto, and the transactions contemplated hereby, including without limitation all such costs, expenses and fees incurred in connection with the negotiation, preparation, execution, amendment, administration, performance, collection and enforcement of the Obligations and all such documents and agreements and the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interests.

                  9.8 Indemnity. In addition to the payment of expenses pursuant to Section 9.7 hereof and the environmental indemnity pursuant to Section 6.4 hereof, Royal Grip and Roxxi, jointly and severally agree to indemnify, defend and hold harmless the Lender, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future officers, directors, employees and agents of the foregoing (the "Indemnitees"), from and against (i) any and all transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement and the other Loan Documents or the making of the Advances, Term Loan or issuance of any Letter of Credit, and (ii) any and all liabilities, losses, damages, penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) in connection with any investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against such Indemnitee, in any manner relating to or arising out of or in connection with the making of the Advances, Term Loan, or the issuance of any Letter of Credit, this Agreement and all other Loan Documents or the use or intended use of the proceeds of the Advances or any Letter of Credit (the "Indemnified Liabilities"). If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, upon request of such Indemnitee, Royal Grip and Roxxi, or counsel designated by either one and satisfactory to the Indemnitee, will resist and defend such action, suit or proceeding to the extent and in the manner directed by the Indemnitee, at the Borrower's sole cost and expense. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. If the foregoing undertaking to indemnify, defend and hold harmless may be held to be unenforceable because it violates any law or public policy, the Borrower shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligation of the Borrower under this
Section 9.8 shall survive the termination of this Agreement and the discharge of the Borrower's other Obligations.

                  9.9 Participants. The Lender and its participants, if any, are not partners or joint venturers, and the Lender shall not have any liability or responsibility for any obligation, act or omission of any of its participants. All rights and powers specifically conferred upon the Lender may be transferred or delegated to any of the participants, successors or assigns of the Lender.

                  9.10 Execution in Counterparts. This Agreement and other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

                  9.11 Binding Effect; Assignment; Complete Agreement; Sharing of Information. The Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights thereunder or any interest therein without the prior written consent of the Lender. This Agreement, together with the Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. Without limitation of the Lender's right to share information regarding the Borrower and its Affiliates with Lender's participants, accountants, lawyers and other advisors, the Lender may share at any time with Norwest Corporation, and all direct and indirect subsidiaries of Norwest Corporation, any and all information the Lender may have in its possession regarding the Borrower and its Affiliates, and the Borrower waives any right of confidentiality it may have with respect to such sharing of such information.

                  9.12 Governing Law; Jurisdiction, Venue; Waiver of Jury Trial. The Loan Documents shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Arizona. Each party consents to the personal jurisdiction of the state and federal courts located in the State of Arizona in connection with any controversy related to this Agreement, waives any argument that venue in any such forum is not convenient and agrees that any litigation initiated by any of them in connection with this Agreement shall be venued in either the Superior Court of Maricopa County, Arizona, or the United States District Court, District of Arizona. The parties waive any right to trial by jury in any action or proceeding based on or pertaining to this Agreement.

                  9.13  Severability  of  Provisions.   Any  provision  of  this
Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

                  9.14 Headings. Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.




          REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURE PAGE FOLLOWS

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                      ROYAL GRIP, INC., a Nevada corporation



                                      By /s/ Tom Schneider
                                        ----------------------------------

                                         Its   Secretary
                                            ------------------------------

                                      ROXXI, INC., a Nevada corporation



                                      By /s/ Tom Schneider
                                        ----------------------------------

                                         Its   Secretary
                                            ------------------------------


                                      NORWEST BUSINESS CREDIT, INC., a
                                         Minnesota corporation


                                      By /s/ Pete Lowney
                                        ----------------------------------

                                         Its   Vice President
                                            ------------------------------

                                                         Exhibit A to Credit and
                                                              Security Agreement


                             REVOLVING AND TERM NOTE

$2,450,000.00                                                   Phoenix, Arizona
                                                                 _________, 1997

                  For value received, the undersigned, ROYAL GRIP, INC., a Nevada corporation and ROXXI, INC., a Nevada corporation (collectively, the "Borrower"), hereby jointly and severally promise to pay on January 31, 2000 to the order of Norwest Business Credit, Inc., a Minnesota corporation (the "Lender"), at its office in Phoenix, Arizona, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of TWO MILLION FOUR HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($2,450,000.00) or, if less, the aggregate unpaid principal amount of all Advances and the Term Loan made by the Lender to the Borrower under the Credit Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement of even date herewith (the "Credit Agreement") by and between the Lender and the Borrower. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

                  This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This
Note is the Note referred to in the Credit Agreement.

                  This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

                  Both entities constituting the Borrower hereby, jointly and severally, agree to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

                  The Borrower agrees that the interest rate contracted for includes the interest rate set forth herein plus any other charges or fees set forth herein and costs and expenses incident to this transaction paid by the Borrower to the extent the same are deemed interest under applicable law.

                  Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                                       ROYAL GRIP, INC., a Nevada corporation



                                       By __________________________________

                                          Its ________________________________


                                       ROXXI, INC., a Nevada corporation



                                       By __________________________________

                                          Its ________________________________

                                                         Exhibit B to Credit and
                                                              Security Agreement


                                      Names
                                      -----


                                      None




               Chief Executive Office/Principal Place of Business
               --------------------------------------------------


               Royal Grip: 444 West Geneva Drive, Tempe, AZ 85282

               Roxxi: 2621 SE 15th Street, Oklahoma City, OK 73129






                     Other Inventory and Equipment Locations
                     ---------------------------------------


                                ACUSHNET LOCATION
                              744 Belleville Avenue
                      New Bedford, Massachusetts 02742-6912






                                  Subsidiaries
                                  ------------


                       Roxxi is a subsidiary of Royal Grip

                                                         Exhibit C to Credit and
                                                              Security Agreement



                  Permitted Liens, Indebtedness and Guaranties
                  --------------------------------------------



                                      Liens
                                      -----


                                      NONE





                                  Indebtedness
                                  ------------


                    $6,000,000.00 owed by Roxxi to Royal Grip







                                   Guaranties
                                   ----------


                                      NONE

                                                         Exhibit D to Credit and
                                                              Security Agreement

                             Compliance Certificate
                             ----------------------


To:               ______________________
                  Norwest Business Credit, Inc.

Date:             ____________________

Subject:          ______________________________
                  Financial Statements


                  In accordance with our Credit and Security Agreement dated as of ____________________ (the "Credit Agreement"), attached are the financial statements of Royal Grip, Inc. and/or Roxxi, Inc., as applicable (the "Borrower") and the year-to-date period then ended (the "Current Financials"). All terms in this certificate have the meanings given in the Credit Agreement.

                  I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the financial condition of the Borrower as of the date thereof.

                  Events of Default.  (Check one):

                           ___ The  undersigned  does not have  knowledge of the
                  occurrence of a Default or Event of Default under the Credit Agreement.

                           ___ The  undersigned  has knowledge of the occurrence
                  of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto.

                  Financial Covenants.  I further hereby certify as follows:

                           ___ The Reporting Date does not correspond to the end
                  of the Borrower's fiscal quarters, hence I am completing only paragraphs ___ below.

                           ___ The Reporting Date  corresponds to the end of one
                  of the Borrower's fiscal quarters, hence I am completing all paragraphs below.

                           1. Minimum Debt Service  Coverage Ratio.  Pursuant to
                  Section 6.12 of the Credit Agreement, for the applicable period ending on the Reporting Date, the Borrower's Debt Service Coverage Ratio was ___ to 1.00, which

                  ____ satisfies ____ does not satisfy the requirement that such ratio be no less than ____ to 1.00.

                           2. Minimum Net Worth. Pursuant to Section 6.13 of the
                  Credit Agreement, as of the Reporting Date, the Borrower's Book Net Worth was $_______________, which ____ satisfies ____ does not satisfy the requirement that such amounts be not less than $_______________ on the Reporting Date.

                           3. Minimum Net Income. Pursuant to Section 6.14 of the Credit Agreement, as of the Reporting Date, the Borrower's Net Income for the applicable period was $___________, which ___ satisfies ___ does not satisfy the requirement that such amounts be not less than $______ on the Reporting Date.

                           4. Capital Expenditures.  Pursuant to Section 7.10 of
                  the Credit Agreement, for the year-to-date period ending on the Reporting Date, the Borrower has expended or contracted to expend during the fiscal year ending December 31, 199_, for Capital Expenditures, $__________ in the aggregate which ____ satisfies ____ does not satisfy the requirement that such expenditures not exceed $800,000.00 in the aggregate during the fiscal year ended December 31, 199_, and each fiscal year thereafter.

                           5. Salaries.  As of the Reporting  Date, the Borrower
                  ____ is ____ is not in compliance with Section 7.17 of the Credit Agreement concerning salary increases.

                  Officers                      Percentage Increase
                  --------                      -------------------

                  ---------------------------   -------------------------------
                  ---------------------------   -------------------------------
                  ---------------------------   -------------------------------

                  (To be completed within 30 days of any officer salary increase)

                           6. Payments to  Affiliates.  Pursuant to Section 7.19
                  of the Credit Agreement, for the year-to-date period ending on the Reporting Date, Royal Grip has in the aggregate made transfers, conveyances, loans and payments to Affiliates in the amount of $_________ which ____ satisfies ____ does not satisfy the requirement that such amount not exceed $500,000.00 in the aggregate during the fiscal year ended December 31, 199__, and each fiscal year thereafter, and Roxxi has in the aggregate made transfers, conveyances, loans and payments to Affiliates other than Royal Grip in the amount of $_________ which ____ satisfies ____ does not satisfy the requirement that no such transfers be made.

                  Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.

                                ROYAL GRIP, INC., a Nevada corporation



                                By __________________________________

                                    Its ________________________________



                                ROXXI, INC., a Nevada corporation



                                By __________________________________

                                    Its ________________________________

                                                Exhibit E to Credit and Security
                                                                       Agreement


                                    Premises
                                    --------

                  The Premises referred to in the Credit and Security Agreement are legally described as follows:


                                       E-1